Exhibit 10.43

PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT
(1st through 5th Layers)
(hereinafter referred to as the "Contract")

The "Subscribing Reinsurer" whose name appears on the Interests and Liabilities Agreement attached to and forming a part of this Contract (hereinafter referred to as the "Reinsurer")

does hereby indemnify, as herein provided and specified, the

THE COMMERCE GROUP, INC., consisting of:
COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts, and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
COMMERCE WEST INSURANCE COMPANY
Pleasanton, California
STATE-WIDE INSURANCE COMPANY
Hempstead, New York

(hereinafter collectively referred to as the "Company")

Wherever the word "Company" is used in this Contract, such term shall be held to include any and/or all of the subsidiary companies which are or may hereafter come under the management of the Company, provided that notice be given to the Reinsurer of any such subsidiary companies which may hereafter come under the management of the Company as soon as practicable, with full particulars as to how such acquisition is likely to affect this Contract. In the event of either party maintaining that such acquisition calls for alteration in existing terms, and an agreement not being arrived at, then the business of such subsidiary companies is covered only for a period of forty-five (45) days after notice by either party that they do not wish the business so acquired to be covered.

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured company(ies) for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE 1 - BUSINESS COVERED

This Contract is to indemnify the Company in respect of the net excess liability as herein provided and specified which may accrue to the Company as the result of any

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loss or losses occurring during the currency of this Contract under any and all in-force, new and renewal binders, policies and contracts of insurance and reinsurance (hereinafter referred to as "policy" or "policies"), and whether accepted or held covered provisionally by and on behalf of the Company, respect of business classified by the Company as Property, including but not limited to Fire, Allied Lines, Homeowners, Inland Marine, Special Multi-Peril and Business Owners Policies in accordance with the terms and conditions of this Contract and the Exhibits attached hereto entitled:

"EXHIBIT A - FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE;

"EXHIBIT B - SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE;

"EXHIBIT C - THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE;

"EXHIBIT D - FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE;

"EXHIBIT E - FIFTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE.

ARTICLE 2 - TERM AND CANCELLATION

The term of this Contract shall be from 12:01 a.m., Eastern Standard Time, July 1, 2007 to 12:01 a.m., Eastern Standard Time, July 1, 2008 and shall apply to all losses occurring during the term of this Contract, as respects all new, renewal and in-force Business.

If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE 3 - SPECIAL TERMINATION

A.

In the event the Reinsurer is acquired or controlled by or merged with any other company or corporation, the Company shall have the right to terminate this Contract forthwith upon the giving of thirty (30) days notice in writing, by Certified or Registered Mail.

B.	In the event a Reinsurer ceases underwriting operations, goes into run-off, or a

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state insurance department or other legal authority orders the Reinsurer to cease writing business, or the Reinsurer is placed under regulatory supervision and/or experiences a Downgrade, the Company may, at their discretion, terminate the participation of such Reinsurer on a cut-off basis on or after the Downgrade or disclosure by the Reinsurer that underwriting activities have ceased or regulatory supervision has been placed, by giving thirty (30) days notice in writing via either Certified or Registered Mail.

C.	For purposes of this Article, "Downgrade" means (1,2, and 3 do not apply to any Reinsurer rated "AA" or better by S&P at inception):

	1.	In respect of a Reinsurer with an A.M. Best ("Best") rating, a reduction of the Reinsurer's Best's Rating to a level that is lower than "A-".

	2.	In respect of a Reinsurer with a Standard and Poor's ("S&P") rating, a reduction of the Reinsurer's S&P Rating to a level that is lower than "A."

	3.	In respect of a Reinsurer with both a Best's Rating and an S&P Rating, a reduction in either of the Reinsurer's Best's or S&P Rating to level that is lower than Best's "A-" or S&P "A."

4.

In the event that a Reinsurer has a reduction in Policyholder Surplus of more than 25% (twenty-five percent) as measured against the Policyholder Surplus held by the Reinsurer at the inception of this Contract the Company shall have the same right of termination as set out in Paragraph B. above.

D.	S&P placing a Reinsurer on Credit Watch, or Best's adding a rating modifier of "u" (Under Review) to a Best's Rating, do not, by themselves, constitute a Downgrade.

E.

If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

F.

In the event of such termination the liability of the Reinsurer shall cease upon notice from the Company (except in respect of losses which may have occurred prior to such date of termination but for which settlement remains outstanding) and the Reinsurer shall receive a final adjusted premium calculated by applying the rate times the subject gross net premium from inception to the date of termination, less all deposit premiums paid, taking into account a pro rate reduction of the minimum premium, plus reinstatement premium, if any, in respect of losses occurring prior to the date of termination.

It is solely the Company's option to reduce, terminate or allow the Reinsurer to continue to participate on this Contract.

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Notwithstanding the above, the reduction or termination in participation may also be effective as of the date of the most recent contract renewal or any date thereafter, subject to both parties agreement.

ARTICLE 4 - TERRITORY

The territorial limits of this Contract shall be limited to losses occurring in the United States of America, excluding Florida. However, for the Fourth Catastrophe Excess ($200,000,000 excess $250,000,000) and Fifth Catastrophe Excess ($100,000,000 excess $450,000,000), coverage will only apply to losses in the states of Massachusetts, New Hampshire, Rhode Island, and Connecticut.

ARTICLE 5 - EXCLUSIONS

This Contract does not apply to and specifically excludes:

1.	Reinsurance assumed, except those of the original Policies written by the Massachusetts Property Insurance Underwriting Association.

2.

Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of Policy containing a standard war exclusion clause.

3.	Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Contract.

4.	Nuclear Risk, as per the Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A. which is attached and made part of this Contract.

5.

Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% (twenty-five percent) of the Company's property loss under the applicable original policy.

6.	Terrorism, as per the Terrorism Exclusion Clause which is attached and made a part of this Contract.

7.	Financial Guarantee and Insolvency.

8.	Insolvency Funds.

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9.	All third party liability.

ARTICLE 6 - NET RETAINED LIABILITY

This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amount which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise. (BRMA 32B)

ARTICLE 7 - ULTIMATE NET LOSS

The term "Ultimate Net Loss" means the actual loss incurred by the Company, including loss adjustment expense, and declaratory judgment expenses as hereinafter defined, 90% (ninety percent) of Loss in Excess of Policy Limits and 90% (ninety percent) of Extra Contractual Obligations, paid or to be paid by the Company on its net retained liability after making deductions for all recoveries, salvages, subrogation's and all claims on inuring reinsurance, whether collectible or not; provided, however, that in the event of the insolvency of the Company, payment by the Reinsurer shall be made in accordance with the provisions of the Insolvency Article. Loss arising from Loss in Excess of Policy Limits and/or Extra Contractual Obligations is limited to a maximum contribution of 25% (twenty-five percent) of the UNL for any one occurrence. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's Ultimate Net Loss has been ascertained.

"Declaratory judgment expenses" as used herein shall mean legal expenses paid by the Company in the investigation, analysis, evaluation, resolution, resolution or litigation of coverage issues between the Company and its insured(s), under policies reinsured hereunder, for a specific loss or losses tendered under such policies, which loss or losses are not excluded under this Contract.

If one or more loss occurrences commencing during the term of this Contract result(s) in recoveries made by the Company under this Contract and the Terrorism Risk Insurance Act, and such recoveries, together with any other reinsurance recoveries made by the Company applicable to said loss occurrence(s), exceed the amount of insured losses to the Company, any amount in excess thereof shall reduce the Ultimate Net Loss subject to this Contract for the loss occurrence(s) to which the

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recoveries apply. The Reinsurer's proportion of the excess amount shall be in the ratio that the Reinsurer's part of the Company's loss payable under this Contract bears to the sum of the Company's total collectable reinsurance recoverable for the entirety of the insured loss(s).

For purposes hereof, if a loss reimbursement received by the Company under the Terrorism Risk Insurance Act of 2002 is based on the Company's losses in more than one loss occurrence and the Terrorism Risk Insurance Act of 2002 does not designate the amount allocable to each loss occurrence, the reimbursement shall be prorated in the proportion that the Company's losses in each loss occurrence bear to the Company's total losses arising out of all loss occurrences to which the recovery applies.

ARTICLE 8 - DEFINITION OF LOSS OCCURRENCE

The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of one hundred sixty eight (168) consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

(i)

As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

(ii)

As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of seventy-two (72) consecutive hours may be extended in respect of individual losses which occur beyond such seventy-two (72) consecutive hours during the continued occupation of an assureds premises by strikers, provided such occupation commenced during the aforesaid period.

(iii)

As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of one hundred sixty eight (168) consecutive hours may be included in the Company's "Loss Occurrence".

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(iv)

As regards "Freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence".

(v)	Losses directly or indirectly occasioned by:

	(a)	loss of, alteration of, or damage to,

or

	(b)	a reduction in the functionality, availability or operation of a computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not which may be covered under the Company's policy do not in and of themselves constitute an event unless arising out of one or more of the following perils:

Fire, lightning, explosion, windstorm or hail, smoke, aircraft or vehicles, riot or civil commotion, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet, water damage, or flood and/or earthquake and volcanic eruption if the flood and/or earthquake and volcanic eruption coverage endorsement, as applicable, applies to the affected premises.

For all "Loss Occurrences", other than (ii) above, the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of one hundred sixty eight (168) consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraph (i) above where only one such period of seventy-two (72) consecutive hours shall apply with respect to one event, regardless of the duration of the event.

As respects those "Loss Occurrences" referred to in (ii) above, if the disaster, accident or loss occasioned by the event is of greater duration than seventy-two (72) consecutive hours, then the Company may divide that disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

No individual losses occasioned by an event that would be covered by seventy-two (72) hours clauses may be included in any "Loss Occurrence" claimed under the one hundred sixty eight (168) hours provision.

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ARTICLE 9 - NOTICE OF LOSS AND LOSS SETTLEMENT

The Company shall advise the Reinsurer of all claims which in the opinion of the Company may involve the Reinsurer under this Contract and of all subsequent developments pertaining thereto which in the opinion of the Company may materially affect the position of the Reinsurer.

The Reinsurer agrees to abide by the loss settlements of the Company, provided they are within the terms of this Contract, such settlements to be construed as satisfactory proof of loss. Amounts falling to the share of the Reinsurer shall be immediately payable to the Company by the Reinsurer upon reasonable evidence of the amount paid or to be paid by the Company being presented to the Reinsurer.

ARTICLE 10 - EXTRA CONTRACTUAL OBLIGATIONS

This Contract shall protect the Company within the limits hereof, where the ultimate net loss includes any Extra Contractual Obligations. The term "Extra Contractual Obligations" is defined as those liabilities not covered under any other provision of this Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty.

However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder. (BRMA 16A)

ARTICLE 11 - EXCESS OF ORIGINAL POLICY LIMITS

This Contract shall protect the Company, within the limits hereof, in connection with ultimate net loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

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However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy. (BRMA 15A)

ARTICLE 12 - CURRENCY

Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company. (BRMA 12A)

ARTICLE 13 - ACCESS TO RECORDS

The Reinsurer or its designated representative shall have free access to the books and records of the Company on matters relating to this reinsurance at all reasonable times for the purpose of obtaining information concerning this Contract or the subject matter hereof. (BRMA 1B)

ARTICLE 14 - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery. (BRMA 14F)

ARTICLE 15 - INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the

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Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payee under such policies and in substitution for the obligations of the Company to such payees. (BRMA 19J)

ARTICLE 16 - ARBITRATION

As a condition precedent to any right of action hereunder, any dispute arising out of this Contract shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Webster, Massachusetts, unless otherwise agreed.

The members of the board of arbitration shall be active or retired, disinterested officials of insurance or reinsurance companies or Lloyd's Underwriters. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. In the event that either party should fail to choose an arbitrator within thirty (30) days following a written request by the other party to enter upon arbitration, the requesting party may choose two arbitrators who shall in turn choose an umpire before entering upon arbitration. In the event the two arbitrators fail to agree on an umpire either party shall have the right to submit the matter to the American Arbitration Association in effect at that time.

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Each party shall present its case to the arbitrators within sixty (60) days following the date of their appointment. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decisions in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within sixty (60) days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for the purposes of this clause and communications shall be made by the Company to each of the reinsurers constituting the one party, provided, however, that nothing shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board. (BRMA 6D)

ARTICLE 17 - TAXES

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia. (BRMA 50A)

ARTICLE 18 - FEDERAL EXCISE TAX

A.	The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax (one percent) of the premium payable hereon to the extent such premium is subject to the Federal Excise Tax.

B.

In the event of any return of premium becoming due hereunder the Reinsurer will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

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ARTICLE 19 - OFFSET

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations. (BRMA 36D)

ARTICLE 20 - SERVICE OF SUIT

This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Agreement.

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit instituted against any of them upon this Agreement, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

Service of process in such suit may be made upon the law firm of Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829,. The above-named are authorized and directed to accept service of process on behalf of Reinsurer in any such suit.

Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer hereby designate the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof. (NMA2974)

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ARTICLE 21 - UNAUTHORIZED REINSURANCE

(Applies only to a Reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.)

As regards policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees that it will apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, issued by a bank, and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss adjustment expense relating thereto, and losses and allocated loss adjustment expense paid by the Company but not recovered from the Reinsurer, as shown in the statement prepared by the Company (hereinafter referred to as "Reinsurer's Obligations"). Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be included in the amount of the Letter of Credit.

The Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

The Reinsurer and Company agree that the Letters of Credit provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes, unless otherwise provided for in a separate Trust Agreement:

(a) to reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and which has not been otherwise paid;

(b) to make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract;

(c)    to fund an account with the Company for the Reinsurer's Obligations, plus reserves for incurred but not reported losses. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer.

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In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for (a) or (c), the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's Obligations, for the sole purpose of amending the Letter of Credit, in the following manner:

(a)    If the statement shows that the Reinsurer's Obligations exceed the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit increasing the amount of credit by the amount of such difference;

(b)    If, however, the statement shows that the Reinsurer's Obligations are less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit. (BRMA 55I)

ARTICLE 22 - INTEREST PENALTY

The interest amounts provided for in this Article shall apply to the Reinsurer or to the Company in the following circumstances:

1.	If a loss payment owed by the Reinsurer to the Company is not received within 90 calendar days following the date on which payment is due, and/or

2.	If any premium payment owed by the Company to the Reinsurer is not received within 90 calendar days following the date on which payment is due, and/or

3.	If any premium adjustment agreed by either party to the other is not received within one hundred fifty (150) calendar days following the expiry or anniversary of this Contract, and/or

4.

If any return of premiums, commissions, profit sharing, or any amounts not provided in paragraphs 1, 2 and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within ninety (90) calendar days following the date the debtor party received the billing.

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Failure by the Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall result in a compound interest penalty payable at a rate equal to the 90 day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date a remittance becomes due, plus 1% (one percent) per annum, to be compounded and adjusted quarterly. Any interest which occurs pursuant to this Article shall be calculated by the party to which it is owed. The accumulation of the number of days that any payment is past due shall stop on the date that the intermediary, where applicable, receives payment.

The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor party prevails in arbitration or any other proceeding, there shall be no interest penalty due. If the creditor party prevails, any interest penalty due as outlined above shall be calculated and payable as of the date of resolution of the arbitration or proceeding.

If a Reinsurer advances payment of any claim it is contesting, and prevails in the contest, the Company shall return such payment plus pay interest on same, calculated as per the provisions of this Article.

Any interest which occurs pursuant to this Article may be waived by the party to which it is owed. Further, any interest which is calculated pursuant to this Article that is $100 or less shall be waived. Waiver of such interest, however, shall not affect the waiving party's right to similar interest for any other failure by the other party to make payment when due under this Article.

Nothing in this Article shall diminish any legal remedies which either party may have against the other. (BRMA 70H)

ARTICLE 23 - SEVERABILITY

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction. However, in no event shall the operation of this Article increase the liability of the Reinsurer beyond the scope and limit of liability originally agreed upon by the Company and the Reinsurer as set forth in this Contract. (BRMA 72G)

ARTICLE 24 - WRITTEN AGREEMENT

This written Contract constitutes the complete agreement between the parties. In no event shall this Contract provide any guarantee of profit, directly or indirectly, from the Reinsurer to the Company or from the Company to the Reinsurer.

        15 of 16

This Contract may be clarified, amended or modified only by written agreement signed by the parties. Such written agreement shall become part of this Contract.

ARTICLE 25 - GOVERNING LAW

This Contract shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. (BRMA 71B)

ARTICLE 26 - CONFIDENTIAL INFORMATION DISCLOSURE

The Reinsurer agrees that in order to provide reinsurance under this Contract, it may be exposed to or acquire Nonpublic Personal Information about the Company's accounts, customers and consumers, as such term is defined under the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. [SECTION]6801, as amended, and any applicable United States federal and state laws and regulations implementing the Act.

Except as may be permitted or required by law, such Nonpublic Personal Information is Confidential Information and shall be treated by the Reinsurer and its employees, agents, affiliates, contractors, and sub-contractors as such, and may be used solely for the purposes of servicing this Contract, and not for marketing purposes. The Reinsurer agrees that the obligation to keep such Nonpublic Personal Information confidential shall survive the termination of this Contract.

IN WITNESS WHEREOF, the Company, by its duly authorized representative has executed this Contract in Webster, Massachusetts, this _____day of ___________, 2007, for and on behalf of:

THE COMMERCE GROUP, INC., consisting of: COMMERCE INSURANCE COMPANY CITATION INSURANCE COMPANY AMERICAN COMMERCE INSURANCE COMPANY COMMERCE WEST INSURANCE COMPANY STATE-WIDE INSURANCE COMPANY

By:_______________________________________

Title:______________________________________

        16 of 16

EXHIBIT A

to the

THE COMMERCE INSURANCE COMPANY, ETAL

FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $25,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $25,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $25,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $25,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $25,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $50,000,000 in all during the term of this Contract.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

A.	For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 1.81% of the Company's gross net premiums earned in respect of the business covered hereunder.

B.

For the term of this Contract, the Company shall pay to the Reinsurer a deposit premium of $3,750,000 payable in four quarterly installments of $937,500 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.

C.

As soon as possible after the close of this Contract, but no later than 90 days, the Company shall render a statement of the premium due the Reinsurer, using the combined rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium paid, a refund shall be due and payable to the Company within forty-five (45) days, subject to a minimum premium of $3,000,000.

D.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT B

to the

THE COMMERCE INSURANCE COMPANY, ETAL

SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $50,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $50,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $50,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $50,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $50,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $100,000,000 in all during the term of this Contract.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

A.	For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 2.54% of the Company's gross net premiums earned in respect of the business covered hereunder.

B.

For the term of this Contract, the Company shall pay to the Reinsurer a deposit premium of $5,250,000 payable in four quarterly installments of $1,312,500 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.

C.

As soon as possible after the close of this Contract, but no later than 90 days, the Company shall render a statement of the premium due the Reinsurer, using the combined rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium paid, a refund shall be due and payable to the Company within forty-five (45) days, subject to a minimum premium of $4,200,000.

D.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT C

to the

THE COMMERCE INSURANCE COMPANY, ETAL

THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $100,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $100,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $150,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $150,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $150,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $300,000,000 in all during the term of this Contract.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

A.	For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 5.07% of the Company's gross net premiums earned in respect of the business covered hereunder.

B.

For the term of this Contract, the Company shall pay to the Reinsurer a deposit premium of $10,500,000 payable in four quarterly installments of $2,625,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.

C.

As soon as possible after the close of this Contract, but no later than 90 days, the Company shall render a statement of the premium due the Reinsurer, using the combined rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium paid, a refund shall be due and payable to the Company within forty-five (45) days, subject to a minimum premium of $8,400,000.

D.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT D

to the

THE COMMERCE INSURANCE COMPANY, ETAL

FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $250,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $250,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $200,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $200,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $200,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $400,000,000 in all during the term of this Contract.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

A.	For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 5.20% of the Company's gross net premiums earned in respect of the business covered hereunder.

B.

For the term of this Contract, the Company shall pay to the Reinsurer a deposit premium of $9,000,000 payable in four quarterly installments of $2,250,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.

C.

As soon as possible after the close of this Contract, but no later than 90 days, the Company shall render a statement of the premium due the Reinsurer, using the combined rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium paid, a refund shall be due and payable to the Company within forty-five (45) days, subject to a minimum premium of $7,200,000.

D.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT E

to the

THE COMMERCE INSURANCE COMPANY, ETAL

FIFTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $450,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $450,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $100,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $100,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $100,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $200,000,000 in all during the term of this Contract.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

A.	For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 1.73% of the Company's gross net premiums earned in respect of the business covered hereunder.

B.

For the term of this Contract, the Company shall pay to the Reinsurer a deposit premium of $3,000,000 payable in four quarterly installments of $750,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008.

C.

As soon as possible after the close of this Contract, but no later than 90 days, the Company shall render a statement of the premium due the Reinsurer, using the combined rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit. If the premium due the Reinsurer is less than the deposit premium paid, a refund shall be due and payable to the Company within forty-five (45) days, subject to a minimum premium of $2,400,000.

D.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE -U.S.A.

1.

This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.

Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

	I.	Nuclear reactor power plants including all auxiliary property on the site, or

	II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

III.

Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

	IV.	Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.

Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

(a)

where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph

	(b)	shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.

Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes:

(a)	substantial quantities, and

(b)	the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

(a)

all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b)

with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57 N.M.A. 1119

NOTES:	Wherever used herein the terms:

"Company"	shall be understood to mean "Company", "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement"	shall be understood to mean "Agreement", "Contract", "Pool Business" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers"	shall be understood to mean "Reinsurer", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

(BRMA 36A)

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

Section A:

Excluding:

(1)	All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(2)

Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

Any Pool, Association or Syndicate formed for the purpose of writing Oil,
Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,
United States Aircraft Insurance Group,
Canadian Aircraft Insurance Group,
Associated Aviation Underwriters,
American Aviation Underwriters,
Industrial Risk Insurers.

Section B does not apply:

(1)	Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

(2)	To interests traditionally underwritten as Inland Marine and/or Stock and/or Contents written on a Blanket basis.

(3)

To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(1).

(4)	To risks as follows:

Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builder's Risks on the classes of risks specified in this subsection (4) only.

Section C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in Residual Market Mechanisms including but not limited to:

(1)	The following so-called "Beach and Windstorm Plans":

Alabama Insurance Underwriting Association
Mississippi Windstorm Underwriting Association
North Carolina Insurance Underwriting Association
South Carolina Windstorm and Hail Underwriting Association
Texas Windstorm Insurance Association

AND

(2)	All "Fair Plan" and "Rural Risk Plan" business,

AND

(3)	The Louisiana Citizens Property Insurance Corporation (LCPIC), Citizens Property Insurance Corporation (CPIC) and California Earthquake Authority ("CEA"),

for all perils otherwise protected hereunder shall not be excluded herefrom, except however, that this reinsurance does not include any increase in such liability resulting from:

(a) The inability of any other participant in such Residual Market Mechanisms to meet its liability.

(b)

Any claim against such Residual Market Mechanisms or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause incorporated in this Contract).

Section D:

(1)

Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate Loss Occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

(2)

Notwithstanding Section C above, in respect of CPIC and LCIPC where an assessment is made against the Company by the CPIC and/or LCPIC, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any Loss Occurrence hereunder shall not exceed the lesser of:

(a)	The Company's assessment from CPIC and/or LCPIC for the accounting year in which the Loss Occurrence commenced, or

(b)	The product of the following:

(i) The Company's percentage participation in the relevant entity for the accounting year in which the Loss Occurrence commenced; and

(ii) The relevant entity's total losses in such Loss Occurrence.

Any assessments for accounting years subsequent to that in which the Loss Occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of CPIC and/or LCPIC, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of CPIC and/or LCPIC.

For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by CPIC and/or LCPIC to meet the obligations of an insolvent insurer, member or other party, or to meet any obligations arising from the deferment by CPIC and/or LCPIC of the collection of monies.

NOTES:	Wherever used herein the terms:

"Company" shall be understood to mean "Company", "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement" shall be understood to mean "Agreement", "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers" shall be understood to mean "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Cat Pools 2005

TERRORISM EXCLUSION (NMA 2930c)

Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, it is agreed that this reinsurance agreement excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

An act of terrorism includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological, or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

I.	involves violence against one or more persons; or
II.	involves damage to property; or
III.	endangers life other than that of the person committing the action; or
IV.	creates a risk to health or safety of the public or a section of the public; or
V.	is designed to interfere with or to disrupt an electronic system.

This reinsurance agreement also excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this reinsurance agreement, in respect only of personal lines this reinsurance agreement will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, or nuclear pollution or contamination or explosion.

PROPERTY CATASTROPHE MULTIYEAR EXCESS OF LOSS
REINSURANCE CONTRACT
(1st through 5th Layers)
(hereinafter referred to as the "Contract")

The "Subscribing Reinsurer" whose name appears on the Interests and Liabilities Agreement attached to and forming a part of this Contract (hereinafter referred to as the "Reinsurer")

does hereby indemnify, as herein provided and specified, the

THE COMMERCE GROUP, INC., consisting of:
COMMERCE INSURANCE COMPANY
CITATION INSURANCE COMPANY
both of Webster, Massachusetts, and
AMERICAN COMMERCE INSURANCE COMPANY
Columbus, Ohio
COMMERCE WEST INSURANCE COMPANY
Pleasanton, California
STATE-WIDE INSURANCE COMPANY
Hempstead, New York

(hereinafter collectively referred to as the "Company")

Wherever the word "Company" is used in this Contract, such term shall be held to include any and/or all of the subsidiary companies which are or may hereafter come under the management of the Company, provided that notice be given to the Reinsurer of any such subsidiary companies which may hereafter come under the management of the Company as soon as practicable, with full particulars as to how such acquisition is likely to affect this Contract. In the event of either party maintaining that such acquisition calls for alteration in existing terms, and an agreement not being arrived at, then the business of such subsidiary companies is covered only for a period of forty-five (45) days after notice by either party that they do not wish the business so acquired to be covered.

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured company(ies) for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE 1 - BUSINESS COVERED

This Contract is to indemnify the Company in respect of the net excess liability as herein provided and specified which may accrue to the Company as the result of any


loss or losses occurring during the currency of this Contract under any and all in-force, new and renewal binders, policies and contracts of insurance and reinsurance (hereinafter referred to as "policy" or "policies"), and whether accepted or held covered provisionally by and on behalf of the Company, respect of business classified by the Company as Property, including but not limited to Fire, Allied Lines, Homeowners, Inland Marine, Special Multi-Peril and Business Owners Policies in accordance with the terms and conditions of this Contract and the Exhibits attached hereto entitled:

"EXHIBIT 1 - FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE"

"EXHIBIT 2 - SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE"

"EXHIBIT A - THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE"

"EXHIBIT B - FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE"

"EXHIBIT C - FIFTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE"

ARTICLE 2 - TERM AND CANCELLATION

The term of this Contract shall be from 12:01 AM, Eastern Standard Time, July 1, 2007 to 12:01 AM, Eastern Standard Time, July 1, 2009 and shall apply to all losses occurring during the term of this Contract, as respects all new, renewal and in-force Business.

The first Agreement Year shall be from 12:01 AM Eastern Standard Time July 1, 2007 through 12:01 AM Eastern Standard Time July 1, 2008. The second Agreement Year shall be from 12:01 AM Eastern Standard Time July 1, 2008 through 12:01 AM Eastern Standard Time July 1, 2009.

If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE 3 - SPECIAL TERMINATION

A.

In the event the Reinsurer is acquired or controlled by or merged with any other company or corporation, the Company shall have the right to terminate this Contract forthwith upon the giving of thirty (30) days notice in writing, by Certified or Registered Mail.

B.	In the event a Reinsurer ceases underwriting operations, goes into run-off, or a state insurance department or other legal authority orders the Reinsurer to cease

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writing business, or the Reinsurer is placed under regulatory supervision and/or experiences a Downgrade, the Company may, at their discretion, terminate the participation of such Reinsurer on a cut-off basis on or after the Downgrade or disclosure by the Reinsurer that underwriting activities have ceased or regulatory supervision has been placed, by giving thirty (30) days notice in writing via either Certified or Registered Mail.

C.	For purposes of this Article, "Downgrade" means (1, 2, and 3 do not apply to any Reinsurer rated "AA" or better by S&P at inception):

	1.	In respect of a Reinsurer with an A.M. Best ("Best") rating, a reduction of the Reinsurer's Best's Rating to a level that is lower than "A-".

	2.	In respect of a Reinsurer with a Standard and Poor's ("S&P") rating, a reduction of the Reinsurer's S&P Rating to a level that is lower than "A."

	3.	In respect of a Reinsurer with both a Best's Rating and an S&P Rating, a reduction in either of the Reinsurer's Best's or S&P Rating to level that is lower than Best's "A-" or S&P "A."

4.

In the event that a Reinsurer has a reduction in Policyholder Surplus of more than 25% (twenty-five percent) as measured against the Policyholder Surplus held by the Reinsurer at the inception of this Contract the Company shall have the same right of termination as set out in Paragraph B. above.

D.	S&P placing a Reinsurer on Credit Watch, or Best's adding a rating modifier of "u" (Under Review) to a Best's Rating, do not, by themselves, constitute a Downgrade.

E.

If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

F.

In the event of such termination the liability of the Reinsurer shall cease upon notice from the Company (except in respect of losses which may have occurred prior to such date of termination but for which settlement remains outstanding) and the Reinsurer shall receive a final adjusted premium calculated by applying the rate times the subject gross net premium from inception to the date of termination, less all deposit premiums paid, taking into account a pro rate reduction of the minimum premium, plus reinstatement premium, if any, in respect of losses occurring prior to the date of termination.

It is solely the Company's option to reduce, terminate or allow the Reinsurer to continue to participate on this Contract.

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Notwithstanding the above, the reduction or termination in participation may also be effective as of the date of the most recent contract renewal or any date thereafter, subject to both parties agreement.

ARTICLE 4 - TERRITORY

The territorial limits of this Contract shall be limited to losses occurring in the United States of America, excluding Florida. However, for the Fourth Catastrophe Excess ($200,000,000 excess $250,000,000) and Fifth Catastrophe Excess ($100,000,000 excess $450,000,000), coverage will only apply to losses in the states of Massachusetts, New Hampshire, Rhode Island, and Connecticut.

ARTICLE 5 - EXCLUSIONS

This Contract does not apply to and specifically excludes:

1.	Reinsurance assumed, except those of the original Policies written by the Massachusetts Property Insurance Underwriting Association.

2.

Loss or damage occasioned by war, invasion, revolution, bombardment, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of Policy containing a standard war exclusion clause.

3.	Pool, Syndicate and Association business as per the attached Pools, Associations and Syndicates Exclusion Clause, which is made part of this Contract.

4.	Nuclear Risk, as per the Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A. which is attached and made part of this Contract.

5.

Loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% (twenty-five percent) of the Company's property loss under the applicable original policy.

6.	Terrorism, as per the Terrorism Exclusion Clause which is attached and made a part of this Contract.

7.	Financial Guarantee and Insolvency.

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8.	Insolvency Funds.

9.	All third party liability.

ARTICLE 6 - NET RETAINED LIABILITY

This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amount which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise. (BRMA 32B)

ARTICLE 7 - ULTIMATE NET LOSS

The term "Ultimate Net Loss" means the actual loss incurred by the Company, including loss adjustment expense, and declaratory judgment expenses as hereinafter defined, 90% (ninety percent) of Loss in Excess of Policy Limits and 90% (ninety percent) of Extra Contractual Obligations, paid or to be paid by the Company on its net retained liability after making deductions for all recoveries, salvages, subrogation's and all claims on inuring reinsurance, whether collectible or not; provided, however, that in the event of the insolvency of the Company, payment by the Reinsurer shall be made in accordance with the provisions of the Insolvency Article. Loss arising from Loss in Excess of Policy Limits and/or Extra Contractual Obligations is limited to a maximum contribution of 25% (twenty-five percent) of the UNL for any one occurrence. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's Ultimate Net Loss has been ascertained.

"Declaratory judgment expenses" as used herein shall mean legal expenses paid by the Company in the investigation, analysis, evaluation, resolution, resolution or litigation of coverage issues between the Company and its insured(s), under policies reinsured hereunder, for a specific loss or losses tendered under such policies, which loss or losses are not excluded under this Contract.

If one or more loss occurrences commencing during the term of this Contract result(s) in recoveries made by the Company under this Contract and the Terrorism Risk Insurance Act, and such recoveries, together with any other reinsurance recoveries made by the Company applicable to said loss occurrence(s), exceed the amount of

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insured losses to the Company, any amount in excess thereof shall reduce the Ultimate Net Loss subject to this Contract for the loss occurrence(s) to which the recoveries apply. The Reinsurer's proportion of the excess amount shall be in the ratio that the Reinsurer's part of the Company's loss payable under this Contract bears to the sum of the Company's total collectable reinsurance recoverable for the entirety of the insured loss(s).

For purposes hereof, if a loss reimbursement received by the Company under the Terrorism Risk Insurance Act of 2002 is based on the Company's losses in more than one loss occurrence and the Terrorism Risk Insurance Act of 2002 does not designate the amount allocable to each loss occurrence, the reimbursement shall be prorated in the proportion that the Company's losses in each loss occurrence bear to the Company's total losses arising out of all loss occurrences to which the recovery applies.

ARTICLE 8 - DEFINITION OF LOSS OCCURRENCE

The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of one hundred sixty eight (168) consecutive hours arising out of and directly occasioned by the same event except that the term "Loss Occurrence" shall be further defined as follows:

(i)

As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

(ii)

As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of seventy-two (72) consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of seventy-two (72) consecutive hours may be extended in respect of individual losses which occur beyond such seventy-two (72) consecutive hours during the continued occupation of an assureds premises by strikers, provided such occupation commenced during the aforesaid period.

(iii)	As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and

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fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of one hundred sixty eight (168) consecutive hours may be included in the Company's "Loss Occurrence".

(iv)

As regards "Freeze", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence".

For all "Loss Occurrences", other than (ii) above, the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of one hundred sixty eight (168) consecutive hours shall apply with respect to one event, except for any "Loss Occurrence" referred to in sub-paragraph (i) above where only one such period of seventy-two (72) consecutive hours shall apply with respect to one event, regardless of the duration of the event.

As respects those "Loss Occurrences" referred to in (ii) above, if the disaster, accident or loss occasioned by the event is of greater duration than seventy-two (72) consecutive hours, then the Company may divide that disaster, accident or loss into two or more "Loss Occurrences" provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

No individual losses occasioned by an event that would be covered by seventy-two (72) hours clauses may be included in any "Loss Occurrence" claimed under the one hundred sixty eight (168) hours provision. (BRMA 27E)

ARTICLE 9 - NOTICE OF LOSS AND LOSS SETTLEMENT

The Company shall advise the Reinsurer of all claims which in the opinion of the Company may involve the Reinsurer under this Contract and of all subsequent developments pertaining thereto which in the opinion of the Company may materially affect the position of the Reinsurer.

The Reinsurer agrees to abide by the loss settlements of the Company, provided they are within the terms of this Contract, such settlements to be construed as satisfactory proof of loss. Amounts falling to the share of the Reinsurer shall be immediately payable to the Company by the Reinsurer upon reasonable evidence of the amount paid or to be paid by the Company being presented to the Reinsurer.

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ARTICLE 10 - EXTRA CONTRACTUAL OBLIGATIONS

This Contract shall protect the Company within the limits hereof, where the ultimate net loss includes any Extra Contractual Obligations. The term "Extra Contractual Obligations" is defined as those liabilities not covered under any other provision of this Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty.

However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder. (BRMA 16A)

ARTICLE 11 - EXCESS OF ORIGINAL POLICY LIMITS

This Contract shall protect the Company, within the limits hereof, in connection with ultimate net loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

However, this Article shall not apply where the loss has been incurred due to fraud by a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy. (BRMA 15A)

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ARTICLE 12 - CURRENCY

Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company. (BRMA 12A)

ARTICLE 13 - ACCESS TO RECORDS

The Reinsurer or its designated representative shall have free access to the books and records of the Company on matters relating to this reinsurance at all reasonable times for the purpose of obtaining information concerning this Contract or the subject matter hereof. (BRMA 1B)

ARTICLE 14 - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery. (BRMA 14F)

ARTICLE 15 - INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro

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rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payee under such policies and in substitution for the obligations of the Company to such payees. (BRMA 19J)

ARTICLE 16 - ARBITRATION

As a condition precedent to any right of action hereunder, any dispute arising out of this Contract shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Webster, Massachusetts, unless otherwise agreed.

The members of the board of arbitration shall be active or retired, disinterested officials of insurance or reinsurance companies or Lloyd's Underwriters. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. In the event that either party should fail to choose an arbitrator within thirty (30) days following a written request by the other party to enter upon arbitration, the requesting party may choose two arbitrators who shall in turn choose an umpire before entering upon arbitration. In the event the two arbitrators fail to agree on an umpire either party shall have the right to submit the matter to the American Arbitration Association in effect at that time.

Each party shall present its case to the arbitrators within sixty (60) days following the date of their appointment. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decisions in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within sixty (60) days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

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If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for the purposes of this clause and communications shall be made by the Company to each of the reinsurers constituting the one party, provided, however, that nothing shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings shall be allocated by the board. (BRMA 6D)

ARTICLE 17 - TAXES

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia. (BRMA 50A)

ARTICLE 18 - FEDERAL EXCISE TAX

A.	The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax (one percent) of the premium payable hereon to the extent such premium is subject to the Federal Excise Tax.

B.

In the event of any return of premium becoming due hereunder the Reinsurer will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

ARTICLE 19 - OFFSET

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations. (BRMA 36D)

ARTICLE 20 - SERVICE OF SUIT

This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or

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arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Agreement.

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit instituted against any of them upon this Agreement, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

Service of process in such suit may be made upon the law firm of Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829,. The above-named are authorized and directed to accept service of process on behalf of Reinsurer in any such suit.

Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer hereby designate the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof. (NMA2974)

ARTICLE 21 - UNAUTHORIZED REINSURANCE

(Applies only to a Reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.)

As regards policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees that it will apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, issued by a bank, and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of reserves

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in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss adjustment expense relating thereto, and losses and allocated loss adjustment expense paid by the Company but not recovered from the Reinsurer, as shown in the statement prepared by the Company (hereinafter referred to as "Reinsurer's Obligations"). Under no circumstances shall any amount relating to reserves in respect of incurred but not reported losses be included in the amount of the Letter of Credit.

The Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

The Reinsurer and Company agree that the Letters of Credit provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes, unless otherwise provided for in a separate Trust Agreement:

(a) to reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and which has not been otherwise paid;

(b) to make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract;

(c)    to fund an account with the Company for the Reinsurer's Obligations, plus reserves for incurred but not reported losses. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer.

In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for (a) or (c), the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's

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Obligations, for the sole purpose of amending the Letter of Credit, in the following manner:

(a)    If the statement shows that the Reinsurer's Obligations exceed the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit increasing the amount of credit by the amount of such difference;

(b)    If, however, the statement shows that the Reinsurer's Obligations are less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit. (BRMA 55I)

ARTICLE 22 - INTEREST PENALTY

The interest amounts provided for in this Article shall apply to the Reinsurer or to the Company in the following circumstances:

1.	If a loss payment owed by the Reinsurer to the Company is not received within 90 calendar days following the date on which payment is due, and/or

2.	If any premium payment owed by the Company to the Reinsurer is not received within 90 calendar days following the date on which payment is due, and/or

3.	If any premium adjustment agreed by either party to the other is not received within one hundred fifty (150) calendar days following the expiry or anniversary of this Contract, and/or

4.

If any return of premiums, commissions, profit sharing, or any amounts not provided in paragraphs 1, 2 and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within ninety (90) calendar days following the date the debtor party received the billing.

Failure by the Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall result in a compound interest penalty payable at a rate equal to the 90 day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date a remittance becomes due, plus 1% (one percent) per annum, to be compounded and adjusted quarterly. Any interest which occurs pursuant to this Article shall be calculated by the party to which it is owed. The accumulation of the number of days that any payment is past due shall stop on the date that the intermediary, where applicable, receives payment.

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The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor party prevails in arbitration or any other proceeding, there shall be no interest penalty due. If the creditor party prevails, any interest penalty due as outlined above shall be calculated and payable as of the date of resolution of the arbitration or proceeding.

If a Reinsurer advances payment of any claim it is contesting, and prevails in the contest, the Company shall return such payment plus pay interest on same, calculated as per the provisions of this Article.

Any interest which occurs pursuant to this Article may be waived by the party to which it is owed. Further, any interest which is calculated pursuant to this Article that is $100 or less shall be waived. Waiver of such interest, however, shall not affect the waiving party's right to similar interest for any other failure by the other party to make payment when due under this Article.

Nothing in this Article shall diminish any legal remedies which either party may have against the other. (BRMA 70H)

ARTICLE 23 - SEVERABILITY

If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction. However, in no event shall the operation of this Article increase the liability of the Reinsurer beyond the scope and limit of liability originally agreed upon by the Company and the Reinsurer as set forth in this Contract. (BRMA 72G)

ARTICLE 24 - WRITTEN AGREEMENT

This written Contract constitutes the complete agreement between the parties. In no event shall this Contract provide any guarantee of profit, directly or indirectly, from the Reinsurer to the Company or from the Company to the Reinsurer.

This Contract may be clarified, amended or modified only by written agreement signed by the parties. Such written agreement shall become part of this Contract.

ARTICLE 25 - GOVERNING LAW

This Contract shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. (BRMA 71B)

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ARTICLE 26 - CONFIDENTIAL INFORMATION DISCLOSURE

The Reinsurer agrees that in order to provide reinsurance under this Contract, it may be exposed to or acquire Nonpublic Personal Information about the Company's accounts, customers and consumers, as such term is defined under the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. [SECTION]6801, as amended, and any applicable United States federal and state laws and regulations implementing the Act.

Except as may be permitted or required by law, such Nonpublic Personal Information is Confidential Information and shall be treated by the Reinsurer and its employees, agents, affiliates, contractors, and sub-contractors as such, and may be used solely for the purposes of servicing this Contract, and not for marketing purposes. The Reinsurer agrees that the obligation to keep such Nonpublic Personal Information confidential shall survive the termination of this Contract.

ARTICLE 27 - INTERMEDIARY

Holborn Corporation ("Holborn") is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Holborn, Wall Street Plaza, 88 Pine Street, New York, New York 10005. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company. (BRMA 23A)

IN WITNESS WHEREOF, the Company, by its duly authorized representative has executed this Contract in Webster, Massachusetts, this _____day of ___________, 2007, for and on behalf of:

THE COMMERCE GROUP, INC., consisting of: COMMERCE INSURANCE COMPANY CITATION INSURANCE COMPANY AMERICAN COMMERCE INSURANCE COMPANY COMMERCE WEST INSURANCE COMPANY STATE-WIDE INSURANCE COMPANY

By:_______________________________________

Title:______________________________________

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EXHIBIT 1

to the

THE COMMERCE INSURANCE COMPANY, ET AL

FIRST PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $25,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $25,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $25,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium for the affected year under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $25,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $25,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $50,000,000 in all each Agreement Year.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.

        1-1

SECTION III - PREMIUM

For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 1.96% of the Company's gross net premiums earned in respect of the business covered hereunder.

For the term of this Contract, the Company shall pay to the Reinsurer an annual minimum and deposit premium of $4,500,000 payable in quarterly installments of $1,125,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008 and again at July 1, 2008, October 1, 2008, January 1, 2009 and April 1, 2009.

Within ninety (90) days after the close of each Agreement Year the Company shall render a statement of the premium due the Reinsurer, using the rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.

        1-2

EXHIBIT 2

to the

THE COMMERCE INSURANCE COMPANY, ET AL

SECOND PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $50,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $50,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $50,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium for the affected year under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $50,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $50,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $100,000,000 in all each Agreement Year.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.

        2-1

SECTION III - PREMIUM

For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 2.50% of the Company's gross net premiums earned in respect of the business covered hereunder.

For the term of this Contract, the Company shall pay to the Reinsurer an annual minimum and deposit premium of $5,750,000 payable in quarterly installments of $1,437,500 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008 and again at July 1, 2008, October 1, 2008, January 1, 2009 and April 1, 2009.

Within ninety (90) days after the close of each Agreement Year the Company shall render a statement of the premium due the Reinsurer, using the rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.

        2-2

EXHIBIT A

to the

THE COMMERCE INSURANCE COMPANY, ET AL

THIRD PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $100,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $100,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $150,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium for the affected year under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $150,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $150,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $300,000,000 in all each Agreement Year.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 5.02% of the Company's gross net premiums earned in respect of the business covered hereunder.

For the term of this Contract, the Company shall pay to the Reinsurer an annual minimum and deposit premium of $11,550,000 payable in quarterly installments of $2,887,500 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008 and again at July 1, 2008, October 1, 2008, January 1, 2009 and April 1, 2009.

Within ninety (90) days after the close of each Agreement Year the Company shall render a statement of the premium due the Reinsurer, using the rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT B

to the

THE COMMERCE INSURANCE COMPANY, ET AL

FOURTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $250,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $250,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $200,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium for the affected year under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $200,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $200,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $400,000,000 in all each Agreement Year.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 5.20% of the Company's gross net premiums earned in respect of the business covered hereunder.

For the term of this Contract, the Company shall pay to the Reinsurer an annual minimum and deposit premium of $10,000,000 payable in quarterly installments of $2,500,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008 and again at July 1, 2008, October 1, 2008, January 1, 2009 and April 1, 2009.

Within ninety (90) days after the close of each Agreement Year the Company shall render a statement of the premium due the Reinsurer, using the rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


EXHIBIT C

to the

THE COMMERCE INSURANCE COMPANY, ET AL

FIFTH PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE

SECTION I - LIMIT AND RETENTION

No claim shall be made upon the Reinsurer hereunder unless and until the Company shall have first sustained by one Loss Occurrence an Ultimate Net Loss in excess of $450,000,000 and then the Reinsurer shall be liable for 100% of the amount of the Ultimate Net Loss sustained by the Company in excess of $450,000,000 in respect of each and every Loss Occurrence but the sum recoverable in respect of any such Loss Occurrence shall not exceed $100,000,000 each and every Loss Occurrence.

SECTION II - REINSTATEMENT

In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence and the Company shall pay the Reinsurer for such reinstatement at the same time the loss is settled an additional premium calculated at pro rata of the annual premium for the affected year under this Exhibit being pro rata of the fraction of the face value of this Contract (i.e., the fraction of $100,000,000) reinstated.

Nevertheless, the Reinsurer's liability hereunder shall not exceed $100,000,000 for loss or losses occasioned by any one Loss Occurrence as herein defined, nor $200,000,000 in all each Agreement Year.

In the event of a loss settlement being made before the premium income has been ascertained the additional premium for reinstatement shall be provisionally calculated on the deposit premium specified in the premium section.


SECTION III - PREMIUM

For the coverage provided under this Exhibit, the Company shall pay to the Reinsurer an annual premium of 1.82% of the Company's gross net premiums earned in respect of the business covered hereunder.

For the term of this Contract, the Company shall pay to the Reinsurer an annual minimum and deposit premium of $3,500,000 payable in quarterly installments of $875,000 at July 1, 2007, October 1, 2007, January 1, 2008 and April 1, 2008 and again at July 1, 2008, October 1, 2008, January 1, 2009 and April 1, 2009.

Within ninety (90) days after the close of each Agreement Year the Company shall render a statement of the premium due the Reinsurer, using the rate times the gross net premiums earned. If the premium due the Reinsurer is greater than the deposit premium paid, an additional premium shall be due and payable with said statement to the Reinsurer for the amount in excess of the deposit.

The term "gross net premiums earned" as used herein shall mean the gross premiums (including policy and membership fees) before deducting commissions, less return premiums and less premiums for other reinsurance ceded which inures to the benefit of this Contract.


NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE -U.S.A.

1.

This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.

Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

	I.	Nuclear reactor power plants including all auxiliary property on the site, or

	II.	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

III.

Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

	IV.	Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.

Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

(a)

where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph

	(b)	shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.

Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.	Reassured to be sole judge of what constitutes:

(a)	substantial quantities, and

(b)	the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

(a)

all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

(b)

with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57 N.M.A. 1119

NOTES:	Wherever used herein the terms:

"Company"	shall be understood to mean "Company", "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement"	shall be understood to mean "Agreement", "Contract", "Pool Business" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers"	shall be understood to mean "Reinsurer", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

(BRMA 36A)

POOLS, ASSOCIATIONS AND SYNDICATES EXCLUSION CLAUSE

Section A:

Excluding:

(1)	All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(2)

Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,
United States Aircraft Insurance Group,
Canadian Aircraft Insurance Group,
Associated Aviation Underwriters,
American Aviation Underwriters,
Industrial Risk Insurers.

Section B does not apply:

(1)	Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

(2)	To interests traditionally underwritten as Inland Marine and/or Stock and/or Contents written on a Blanket basis.

(3)

To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(1).

(4)	To risks as follows:

Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builder's Risks on the classes of risks specified in this subsection (4) only.

Section C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in Residual Market Mechanisms including but not limited to:

(1)	The following so-called "Beach and Windstorm Plans":

Alabama Insurance Underwriting Association
Mississippi Windstorm Underwriting Association
North Carolina Insurance Underwriting Association
South Carolina Windstorm and Hail Underwriting Association
Texas Windstorm Insurance Association

AND

(2)	All "Fair Plan" and "Rural Risk Plan" business,

AND

(3)	The Louisiana Citizens Property Insurance Corporation (LCPIC), Citizens Property Insurance Corporation (CPIC) and California Earthquake Authority ("CEA"),

for all perils otherwise protected hereunder shall not be excluded herefrom, except however, that this reinsurance does not include any increase in such liability resulting from:

(a) The inability of any other participant in such Residual Market Mechanisms to meet its liability.

(b)

Any claim against such Residual Market Mechanisms or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Funds Exclusion Clause incorporated in this Contract).

Section D:

(1)

Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate Loss Occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

(2)

Notwithstanding Section C above, in respect of CPIC and LCIPC where an assessment is made against the Company by the CPIC and/or LCPIC, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any Loss Occurrence hereunder shall not exceed the lesser of:

(a)	The Company's assessment from CPIC and/or LCPIC for the accounting year in which the Loss Occurrence commenced, or

(b)	The product of the following:

(i) The Company's percentage participation in the relevant entity for the accounting year in which the Loss Occurrence commenced; and

(ii) The relevant entity's total losses in such Loss Occurrence.

Any assessments for accounting years subsequent to that in which the Loss Occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of CPIC and/or LCPIC, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of CPIC and/or LCPIC.

For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by CPIC and/or LCPIC to meet the obligations of an insolvent insurer, member or other party, or to meet any obligations arising from the deferment by CPIC and/or LCPIC of the collection of monies.

NOTES:	Wherever used herein the terms:

"Company" shall be understood to mean "Company", "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

"Agreement" shall be understood to mean "Agreement", "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

"Reinsurers" shall be understood to mean "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Cat Pools 2005

TERRORISM EXCLUSION (NMA 2930b)

Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, it is agreed that this reinsurance agreement excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

An act of terrorism includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological, or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

I.	involves violence against one or more persons; or
II.	involves damage to property; or
III.	endangers life other than that of the person committing the action; or
IV.	creates a risk to health or safety of the public or a section of the public; or
V.	is designed to interfere with or to disrupt an electronic system.

This reinsurance agreement also excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this reinsurance agreement, in respect only of personal lines this reinsurance agreement will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, or nuclear pollution or contamination.